UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 7, 2013
Post Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	1-35305	45-3355106
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2503 S. Hanley Road
St. Louis, Missouri 63144
(Address, including Zip Code, of Principal Executive Offices)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into Material Definitive Agreement.
Golden Boy Acquisition
On December 7, 2013, Post Holdings, Inc. (“Post” or the “Company”) and a wholly-owned subsidiary of Post entered into a Share Purchase Agreement (the “Golden Boy Agreement”) to acquire all of the outstanding equity interests of privately owned Golden Boy Foods Ltd. (“Golden Boy”), a manufacturer, marketer and distributor of private label and branded peanut and other nut butters, baking nuts, raisins, other dried fruit and trail mixes, from affiliates of Tricor Pacific Capital Partners and other shareholders (collectively, the “Golden Boy Sellers”).
The purchase price payable by Post under the Golden Boy Agreement is CAD$320 million, on a debt-free, cash-free basis, subject to a working capital adjustment. The Golden Boy Agreement contains customary representations, warranties and indemnities, including covenants which relate to the operation of the Golden Boy business during the period between signing and closing. The closing of the acquisition is subject to various closing conditions, including the expiration or termination of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and the receipt of Canadian anti-trust regulatory approval, as well as other customary closing conditions. In addition, Post and the Golden Boy Sellers have agreed to indemnify each other for certain losses, and a portion of the purchase price will be held in escrow to secure the Golden Boy Sellers’ indemnification obligations under the Golden Boy Agreement.
The acquisition is expected to close on or about February 1, 2014. Following the later of (i) the receipt of all required regulatory approvals and third party consents and (ii) January 9, 2014, Post will be required under the Golden Boy Agreement to make a nonrefundable deposit of CAD$32 million provided that all of the other conditions to closing are satisfied (in which case such closing conditions shall also be deemed to be satisfied for purposes of the closing). In the event that the acquisition does not close on or before February 1, 2014, Post is also required under the Golden Boy Agreement to pay the Golden Boy Sellers interest on the part of the purchase price not represented by the deposit at an effective annual interest rate of 8.0%, beginning on February 2, 2014 and ending on the day prior to the closing date. The Golden Boy Agreement may be terminated by mutual consent, and under certain other circumstances, including if the closing of the acquisition has not occurred on or before March 1, 2014.
The foregoing summary of the Golden Boy Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Golden Boy Agreement, a copy of which is attached as Exhibit 2.1 hereto and is incorporated herein by reference. The Golden Boy Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties to the Golden Boy Agreement or the Golden Boy business acquired thereunder. The Golden Boy Agreement contains representations and warranties that the parties to the agreement made solely for the benefit of each other. The assertions embodied in such representations and warranties are qualified by information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Golden Boy Agreement. In addition, these representations and warranties (i) may be intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (ii) may apply materiality standards different from what may be viewed as material to investors and securityholders, and (iii) were made only as of the date of the Golden Boy Agreement or as of such other date or dates as may be specified in the Golden Boy Agreement. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Golden Boy Agreement, which subsequent information may or may not be fully reflected in Post’s public disclosures. Investors and securityholders are urged not to rely on such representations and warranties as characterizations of the actual state of facts or circumstances at this time or any other time.
Dymatize Acquisition
On December 8, 2013, Post and a wholly-owned subsidiary of Post entered into a Securities Purchase Agreement (the “Dymatize Agreement”) to acquire all of the outstanding equity interests of privately owned Dymatize Enterprises, LLC (“Dymatize”), a manufacturer and marketer of premium nutritional and sports supplements, from affiliates of TA Associates and other owners (collectively, the “Dymatize Sellers”).
The purchase price payable by Post under the Dymatize Agreement is US$380 million, on a debt-free, cash-free basis, subject to a working capital adjustment, with additional consideration of up to $17.5 million cash contingent upon Dymatize achieving certain profit targets in calendar year 2014.
The Dymatize Agreement contains customary representations, warranties and indemnities, including covenants which relate to the operation of the Dymatize business during the period between signing and closing. The closing of the acquisition is subject to various closing conditions, including the expiration or termination of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, as well as other customary closing conditions. In addition, Post and the Dymatize Sellers have agreed to indemnify each other for certain losses, and a portion of the purchase price will be held in escrow to secure the Dymatize Sellers’ indemnification obligations under the Dymatize Agreement.
Under the terms of the Dymatize Agreement, the acquisition will close no earlier than January 31, 2014. The Dymatize Agreement may be terminated by mutual consent of the parties, and under certain other circumstances, including if the closing of the acquisition has not occurred on or before March 3, 2014.
The foregoing summary of the Dymatize Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Dymatize Agreement, a copy of which is attached as Exhibit 2.2 hereto and is incorporated herein by reference. The Dymatize Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties to the Dymatize Agreement or the Dymatize business acquired thereunder. The Dymatize Agreement contains representations and warranties that the parties to the agreement made solely for the benefit of each other. The assertions embodied in such representations and warranties are qualified by information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Dymatize Agreement. In addition, these representations and warranties (i) may be intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (ii) may apply materiality standards different from what may be viewed as material to investors and securityholders, and (iii) were made only as of the date of the Dymatize Agreement or as of such other date or dates as may be specified in the Dymatize Agreement. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Dymatize Agreement, which subsequent information may or may not be fully reflected in Post’s public disclosures. Investors and securityholders are urged not to rely on such representations and warranties as characterizations of the actual state of facts or circumstances at this time or any other time.
Forward-Looking Statements
Certain matters discussed in this Current Report on Form 8-K are forward-looking statements, including the expected timing of the acquisitions. Such statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Potential risks and uncertainties include risks related to, among other things, obtaining regulatory approval of or non-objection to the acquisitions; the potential impact on the business due to uncertainty about the acquisitions; the retention of employees and the ability of Post to successfully integrate operations; the possibility that various closing conditions for the acquisitions may not be satisfied or waived; the effects of disruption from the acquisitions making it more difficult to maintain relationships with employees, customers, suppliers, other business partners or governmental entities for the respective parties; other business transaction costs; actual or contingent liabilities of the acquired businesses; the inability to predict the future success or market acceptance of the acquired businesses; and other risks described in the Post's filings with the Securities and Exchange Commission. These forward-looking statements represent the Post's judgment as of the date hereof. Post disclaims, however, any intent or obligation to update these forward-looking statements.
Item 7.01.    Regulation FD Disclosure
On December 9, 2013, Post issued a press release announcing that it has entered into agreements to acquire Golden Boy and Dymatize. The press release is furnished as Exhibit 99.1 and incorporated herein by reference. The information in this Form 8-K under Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific referencing in such filing.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits
See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 9, 2013	Post Holdings, Inc.
(Registrant)

	By:	/s/ Robert V. Vitale
Name: Robert V. Vitale
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibits Number	Description

2.1*
Share Purchase Agreement, dated as of December 7, 2013, by and among Tricor Pacific Capital Partners (Fund IV), Limited Partnership, Tricor Pacific Capital Partners (Fund IV) US, Limited Partnership, The Manufacturer’s Life Insurance Company, Richard Harris, 0987268 B.C. LTD, Post Holdings, Inc. and Tricor Pacific Capital Partners (Fund IV), ULC.

2.2*
Securities Purchase Agreement, dated as of December 8, 2013, by and among Dymatize Enterprises, LLC, TA/DEI-A Acquisition Corp., TA/DEI-B-1 Acquisition Corp., TA/DEI-B-2 Acquisition Corp., TA/DEI-B-3 Acquisition Corp., each of the persons identified as a "TA Fund" on Appendix I to the Securities Purchase Agreement, Imperial Capital, LLC, Dymatize Management Holdings, Inc., Dymatize Enterprises Equity Plan, LLC, TA Associates Management, L.P., Post Acquisition Sub III, LLC and Post Holdings, Inc.

99.1	Press Release dated December 9, 2013.

*
Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

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